Exhibit 10.3

CREXUS INVESTMENT CORP.

2009 EQUITY INCENTIVE PLAN

          Section 1. Purpose of the Plan

          The purpose of the Plan is to aid the Company and its Affiliates in attracting, rewarding, and retaining employees, non-employee directors or other service providers and to motivate such employees, non-employee directors or other Persons who perform services for the Company or an Affiliate to stimulate their efforts toward the Company’s continued success, long-term growth and profitability by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, non-employee directors or other service providers will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

          Section 2. Definitions

          The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

          (b) Affiliate: Any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or stockholder of the Company has an interest.

(c) Award: An Option, Stock Appreciation Right, Restricted Shares, Dividend Equivalent Right, or Other Share-Based Award granted pursuant to the Plan.

(d) Beneficial Owner: A “beneficial owner,” as such term is defined in Rule 13d-3 and 13d-5 under the Act (or any successor rule thereto).

(e) Board: The Board of Directors of the Company.

(f) Change in Control: The occurrence of any of the following events:

i.

any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company);

ii.

any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);

iii.

there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

iv.

the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code and provide for an accelerated payment in connection with a Change in Control, Change in Control shall have the same meaning as set forth in any regulations, revenue procedure, revenue rulings or other pronouncements issued by the Secretary of the United States Treasury pursuant to Section 409A of the Code, applicable to such plans.

(g) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

          (h) Committee: The Compensation Committee of the Board or such other committee as may be appointed by the Board in accordance with Section 4 of the Plan. The Board may exercise any power or right of the Committee; provided, that, the Board may not grant any Award that is intended to be performance-based compensation under Section 162(m) of the Code.

(i) Company: CreXus Investment Corp., a Maryland corporation.

(j) Dividend Equivalent Right: a right awarded under Section 8 of the Plan to receive (or have credited) the equivalent value of dividends paid on common stock of the Company.

(k) Effective Date: The date the initial public offering of shares of the Company’s common stock.

          (l) Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on any national securities exchange, the closing price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the “NASDAQ”), or, if no sale of Shares shall have been reported on the Composite Tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used; provided that, in the event of an initial public offering of the Shares of the Company, the Fair Market Value on the date of such initial public offering shall be the price at which the initial public offering was made, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in its sole discretion, in accordance with any applicable requirements of Section 409(A) of the Code.

(m) Group: A “group” as such term is used in Sections 13(d) and 14(d) of the Act, acting in concert.

(n) ISO: An Option that is also an incentive stock option, as described in Section 422 of the Code, granted pursuant to Section 6(c) of the Plan.

(o) Management Agreement: The Management Agreement between the Company and the Manager, dated as of [_________], 2009, as the same may be amended from time to time.

(p) Manager: Fixed Income Discount Advisory Company, a Delaware corporation, or any successor or assign.

(q) Option: An option to purchase Shares granted pursuant to Section 6 of the Plan.

(r) Option Price: The purchase price per Share under the terms of an Option, as determined pursuant to Section 6(a) of the Plan.

(s) Other Share-Based Awards: Awards granted pursuant to Section 9 of the Plan.

          (t) Participant: Members of the Board, employees of, or any Person who performs services for, the Company, the Manager or an Affiliate of either the Company or the Manager (whether as a consultant, advisor or otherwise) who is selected by the Committee or designated by the Manager to participate in the Plan.

(u) Person: A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(v) Plan: The 2009 Equity Incentive Plan.

(w) Restricted Shares: An Award of Shares to a Participant under Section 9 that may be subject to certain restrictions and a risk of forfeiture.

(x) RSU: A restricted share unit, granted pursuant to Section 9 of the Plan, which represents the right to receive a Share.

(y) Shares: Shares of common stock of the Company, subject to adjustment pursuant to Section 10 of the Plan.

(z) Stock Appreciation Right: A stock appreciation right granted in connection with or independent of the grant of an Option, pursuant to Section 7 of the Plan.

          Section 3. Shares Subject to the Plan

          Subject to this Section 3, and subject to adjustments as provided in Section 10, the total number of Shares that may be issued with respect to Awards granted under the Plan, in the aggregate, may not exceed 8% of the authorized number of Shares of the Company on the Effective Date; provided, however, that no Award may cause the total number of Shares subject to all outstanding Awards to exceed an amount equal to (i) 8% of the number of Shares outstanding on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into Shares) at the time of the Award less (ii) 1,000,000 Shares. The Shares that may be used hereunder may consist, in whole or in part, of unissued Shares or previously issued Shares that have been reacquired by the Company, as determined by the Chief Financial Officer of the Company (or the Chief Financial Officer’s designee) from time to time, unless otherwise determined by the Committee. The issuance of Shares upon the exercise or payment of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards that terminate, lapse or are cancelled may again be used to satisfy Awards under the Plan. If the Option Price of any Option granted under the Plan is satisfied by delivering Shares to the

Company in accordance with the terms of Section 6(b) of the Plan (including a through a net settlement), only the number of Shares issued net of the Shares delivered shall be deemed delivered for purposes of determining the maximum number of Shares available under the Plan. If, in accordance with the terms of the Plan, a Participant pays the Option Price for an Option or satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned Shares or having the Company withhold Shares, then such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available under the Plan. Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options, shall be subject to the limitation of this Section 3. If any Dividend Equivalent Rights or Other Share-Based Awards under Section 9 are paid out in cash, then the underlying Shares may again be made the subject of Awards under the Plan. For purposes of Section 422(b)(1) of the Code, the maximum number of Shares which may be issued under the Plan pursuant to ISOs is as set forth in the first sentence of this Section 3 above, without regard to the adjustments above resulting from Awards that terminate, lapse or are cancelled, from Shares used to satisfy the Option Price of any Option, from Shares used to satisfy any tax withholding obligation or from Awards settled in cash. In addition, in no event shall a Participant receive an Award or Awards during any one (1) calendar year covering in the aggregate more than two hundred thousand (200,000) Shares (whether such Award or Awards may be settled in Shares, cash or any combination of Shares and cash).

          Section 4. Administration

          The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part as it determines, including to a subcommittee consisting of at least two individuals who are intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and “outside directors” within the meaning of Section 162(m) of the Code. The Committee may grant Awards under this Plan only to Participants; provided that Awards may also, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company that becomes an Affiliate. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time, in its sole discretion (including, without limitation, accelerating or waiving any vesting conditions and/or accelerating any payment). No member of the Committee shall be personally liable for any action, determination or interpretations taken or made in good faith with respect to this Plan or Awards made hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

          Section 5. Limitations

          No Award may be granted under the Plan after the tenth anniversary of the earlier of (i) the stockholders adopt the Plan or (ii) the date the Board adopts the Plan, but Awards theretofore granted may extend beyond that date and will continue to be governed by the terms of the Plan.

          Section 6. Terms and Conditions of Options

          Options granted under the Plan shall be, as determined by the Committee, non-qualified stock options or ISOs for United States federal income tax purposes (or other types of Options in jurisdictions outside the United States), as evidenced by the related Award, and shall be subject to the foregoing, the following terms and conditions, and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

          (a) Option Price; Exercisability. Any Option granted under the Plan shall have an Option Price of not less than the Fair Market Value of one Share on the date the Option is granted, and shall be vested and exercisable in installments at such time and upon such terms and conditions, as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

          (b) Exercise of Options. Except as otherwise provided in the Plan or in an Award, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i) through (vi) in the following sentence. Except as otherwise provided in an Award, the purchase price for the Shares as to which an Option is exercised shall be paid in full at the time of exercise at the election of the Participant: (i) in cash or its equivalent (e.g., by check); (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares; (iv) to the extent permitted by applicable law through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased, (v) to the extent permitted by the Committee, through net settlement in Shares (a “cashless exercise”) or (vi) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. The Committee may also authorize the Company to make or facilitate loans to Participants to enable them to exercise Options to the extent not prohibited by applicable law. The Committee may permit Participants to exercise Options in joint-tenancy with the Participant’s spouse.

          (c) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. No ISO shall have an Option Price of less than the Fair Market Value of one Share on the date granted or have a term in excess of ten years. Additionally, no ISO may be granted to any Participant who, at the time of such grant, owns more than ten percent of the total combined voting power of all classes of shares of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of one Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (A) within two years after the date of grant of such ISO or (B) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

          (d) Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Option Price (or taxes relating to the exercise of an Option) by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee (and to the extent permitted by applicable law), satisfy such delivery requirement by presenting proof of record ownership of such Shares, or, to the extent permitted by the Committee, beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

          Section 7. Terms and Conditions of Stock Appreciation Rights

          (a) Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in a Stock Appreciation Right Award).

          (b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock

Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) the minimum amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to a payment from the Company of an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

          (c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability of Stock Appreciation Rights as it may deem fit; provided that no Stock Appreciation Right may remain exercisable more than 10 years after the date of grant.

          Section 8. Terms and Conditions of Dividend Equivalent Rights

          (a) Grants. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Participants based on the regular cash dividends declared on Shares, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

          (b) Certain Terms. The terms of a Dividend Equivalent Right shall be set by the Committee in its discretion. Payment of the amount determined in accordance with Section 8(a) shall be in cash, in Common Stock or a combination of the both, as determined by the Committee.

          (c) Other Types of Dividend Equivalent Rights. The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option, which right would consist of the right (subject to Section 8(b)) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

          Section 9. Other Share-Based Awards

          (a) Generally. The Committee, in its sole discretion, may grant Awards of Shares, Awards of Restricted Shares, Awards of RSUs and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value, of Shares (“Other Share-Based Awards”). Such Other Share-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Share-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine: (i) to whom and when Other Share-Based Awards will be made; (ii) the number of Shares to be awarded under (or otherwise related to) such Other Share-Based Awards; (iii) whether such Other Share-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and (iv) all other terms and conditions of such Other Share-Based Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

          (b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Share-Based Awards granted under this Section 9 may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (or any successor section thereto) (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x)

profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) dividend per Share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; and (xvii) return on assets. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to prior years for the Company, one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Board and consistent with the provisions of Sections 162(m) and 409A of the Code, elect to defer payment of a Performance-Based Award.

          Section 10. Adjustments Upon Certain Events

          Subject to Section 18 below, the following provisions shall apply to all Awards granted under the Plan:

          (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off or combination transaction or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities available for issuance, issued or reserved for issuance pursuant to the Plan and pursuant to outstanding Awards; (ii) the maximum amounts of Awards that may be granted during a calendar year to any Participant pursuant to Section 3; (iii) the Option Price or exercise price of any Stock Appreciation Right; and/or (iv) any other affected terms of any Award.

          (b) Change in Control. In the event of a Change in Control after the Effective Date, the Committee may, in its sole discretion, provide for: (i) the accelerated vesting (including transferability) or exercisability of any outstanding Awards then held by Participants that are otherwise unexercisable or unvested, as the case may be, to the extent determined by the Committee and as of a date selected by the Committee; (ii) the earning of all or any outstanding performance shares or incentive awards; (iii) the termination of an Award upon the consummation of the Change in Control, and the payment of a cash amount in exchange for the cancellation of an Award which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of the Fair Market Value of the Shares in the Change in Control subject to such Options or Stock Appreciation Rights over the aggregate exercise price of such Options or Stock Appreciation Rights; and/or (iv) the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder.

          Section 11. No Right to Employment or Awards

          The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or service or consulting relationship of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the employment or service or consulting relationship of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

          Section 12. Successors and Assigns

          The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

          Section 13. Transferability of Awards

          Unless otherwise permitted by the Committee on such terms and conditions as it shall determine, an Award shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

          Section 14. Amendments or Termination

          Subject to Section 10 of the Plan, the Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would: (a) increase the maximum number of Shares available for Awards under the Plan (including the limits applicable to the different types of Awards) or change the class of eligible Participants under the Plan (other than amendments having such purpose that are approved by a majority of the Stockholders of the Company that are present and entitled to vote on such matter at a meeting duly convened for such purposes (or such other standard of Stockholder vote as may be required by applicable state or federal law)); (b) without the consent of a Participant, diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; or (c) be prohibited by applicable law or otherwise require stockholder approval (whether in order to maintain the full tax deductibility of all Awards under Section 162(m) of the Code or otherwise); provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit Awards to meet the requirements of the Code or other applicable laws. [In no event may the Board amend the Plan or any Award to provide for the repricing of any Option price or exercise price of any Stock Appreciation Rights without the approval by the Stockholders of the Company. Notwithstanding any provision herein to the contrary, the repricing of Options or Stock Appreciation Rights is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or Stock Appreciation Right to lower its Option Price or grant price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its Option Price or grant price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 10 above. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.”

          Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee reasonably determines that any amounts payable hereunder may be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code, provided that under no circumstances shall the Company or any affiliate be liable for or indemnify any Participant for any additional taxes or other amounts that may be imposed upon such Participant pursuant to or as a result of Section 409A of the Code.

          Section 15. International Participants

          With respect to Participants, if any, who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the provisions of local law, and the Committee may, where appropriate, establish one or more sub-plans to reflect such amended or varied provisions.

          Section 16. Choice of Law

          The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

          Section 17. Effectiveness of the Plan

          The Plan shall be effective as of the Effective Date.

          Section 18. Section 409A

          Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee reasonably determines that any amounts payable hereunder may be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code, provided that under no circumstances shall the Company or any affiliate be liable for or indemnify any Participant for any additional taxes or other amounts that may be imposed upon such Participant pursuant to or as a result of Section 409A of the Code.

          Section 19. Tax Withholding

          The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. In that regard, the Company may cause any such tax withholding obligation to be satisfied by the Company withholding Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. In the alternative, the Company may permit Participants to elect to satisfy the tax withholding obligation, in whole or in part, by either (i) having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction or (ii) tendering previously acquired Shares having an aggregate Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender unless such Shares had been acquired by the Participant on the open market). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.